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                                                                   Exhibit 99.2


                               SECURED DEMAND NOTE
                               -------------------


$1,000,000                                                     October 17, 2006
                                                             New York, New York


      FOR VALUE RECEIVED, each of ONE IP VOICE, INC., a Delaware corporation (f/k/a Farmstead Telephone Group, Inc) (the "Company") and OIPV CORP., a Delaware corporation (f/k/a One IP Voice, Inc.) ("OIPV" and, together with the Company, the "Makers" and each, a "Maker"), hereby jointly and severally promises to pay to LAURUS MASTER FUND, LTD. (the "Payee"), ON DEMAND after termination of the Forbearance Period under and as defined in the Forbearance Agreement (as hereafter defined), at c/o Laurus Capital Management, LLC, 825 Third Avenue, 14th Floor, New York, New York 10022, or at such other place as may be designated in writing by the holder of this Note, the principal sum of One Million ($1,000,000) DOLLARS, or, if different, the aggregate principal amount of all sums owing hereunder, which shall be payable in lawful money of the United States of America, together with interest on the unpaid principal balance computed from the date hereof at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "Prime Rate"), plus two percent (2.0%). Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days and shall be paid on the first business day of each month, commencing on November 1, 2006.

      1. DEFAULT INTEREST. If the principal indebtedness is not paid in full when due, the Makers shall thereafter, jointly and severally pay interest on the principal sum then remaining unpaid from the due date until the date on which the principal sum then outstanding is paid in full (whether before or after judgment), at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to the rate initially payable hereunder plus an additional 2.0%; provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Makers may by law pay.

      2. ADVANCES. The Makers and Payee hereby acknowledge and agree that so long as no Forbearance Default (as hereafter defined) shall have occurred and be continuing, (a) Payee shall on Wednesday, October 18, 2006, make an initial advance of funds hereunder to Makers in an aggregate amount equal to Five
Hundred Thousand Dollars ($500,000) and (b) upon Payee's receipt of evidence reasonably satisfactory to Payee that one or more of the Makers shall have received cash proceeds of the bridge and/or follow-on financing as expressly provided for in Section 4.1 of the Forbearance Agreement (as hereafter defined) (collectively, the "Bridge Financing"), Payee shall, at Makers' written request therefor, make additional advances of funds hereunder to Makers (the "Additional Advances") in an aggregate amount equal to thirty-seven and one-half percent (37.5%) of the gross proceeds of such Bridge Financing; provided, however, in the event the Makers (either individually or collectively) do not actually receive and retain in the aggregate at least 90% of the gross proceeds of such Bridge Financing, then the Additional Advances shall not exceed an aggregate amount equal to thirty-seven and one-half percent
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(37.5%) of the net proceeds actually received and retained by one or more of the
Makers; provided that the aggregate principal amount of advances outstanding hereunder shall not at any time exceed $1,000,000. The Makers shall only use the net proceeds of the Bridge Financing for working capital and ordinary course of business purposes. Advances made hereunder shall not be permitted to be reborrowed once repaid. For purposes hereof, the following terms shall have the following meanings: (a) "Forbearance Agreement" shall mean the Amendment and Forbearance Agreement dated as of the date hereof by and among the Makers and Payee, as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, and (b) "Forbearance Default" shall have the meaning set forth in the Forbearance Agreement.

      3. AUTHORITY. Each Maker (and the undersigned representatives of such Maker, if any) represents that such Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of such Maker.

      4. DEFINED TERMS. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include, respectively, their respective successors and assigns; provided, however, that no Maker shall in any event or under any circumstance have the right to assign or transfer its obligations under this Note or the related documents, in whole or in part, to any other person, party or entity.

      5. HEADINGS, ETC. The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      6. ENFORCEABILITY. Each Maker acknowledges that this Note and such Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of such Maker under this Note or the obligations of any other person or party relating to this Note. This Note and the instruments and documents executed in connection with the transactions contemplated hereby (collectively and as the same may be amended or otherwise modified from time to time, the "Documents") set forth the entire agreement and understanding of the Payee and the Makers, and each Maker absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of such Maker hereunder or thereunder, or the obligations of any other person or party relating hereto or thereto or to the obligations of such Maker hereunder or thereunder or otherwise in any action or proceeding brought by the Payee to collect the Note, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests of the Payee in any collateral Each Maker acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of such Maker under this Note, except those specifically set forth in this Note and the Documents.

      7. WAIVER. Each Maker waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, release of any party to any Document, and of any available security therefor, and any

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and all waivers or modifications that may be granted or consented to by the
Payee with regard to the time of payment or with respect to any other provisions of any of the Documents, and agrees that no such action, delay or failure to act on the part of the Payee shall be construed as a waiver by the Payee of, or otherwise affect, in whole or in part, its right to avail itself of any remedy with respect thereto. No notice to or demand on the Makers shall be deemed to be a waiver of the obligation of the Makers or of the right of the Payee to take further action without further notice or demand as provided in any of the Documents.

      8. AMENDMENTS. This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by each Maker and the Payee. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by the Payee and, if so given by the Payee, shall only be effective in the specific instance in which given.

      9. GOVERNING LAW. This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

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      IN WITNESS WHEREOF, each Maker has duly executed this Note the day and year first above written.


                                        ONE IP VOICE, INC. (f/k/a Farmstead
                                        Telephone Group, Inc.)


                                        By: /s/ Jean-Marc Stiegemeier
                                            -------------------------
                                            Name:  Jean-Marc Stiegemeier
                                            Title: C.E.O.

WITNESS:

----------------------------------


                                        OIPV CORP. (f/k/a One IP Voice, Inc.)


                                        By: /s/ Jean-Marc Stiegemeier
                                            -------------------------
                                            Name:  Jean-Marc Stiegemeier
                                            Title: President

WITNESS:

----------------------------------


AGREED TO AND ACKNOLWEDGED:

LAURUS MASTER FUND, LTD.

By:  /s/ David Grin
     --------------
Its: Director

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